SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) September 13, 2006

                       Alliance Distributors Holding Inc.
               (Exact name of Registrant as Specified in Charter)


(State of other Jurisdiction       (Commission File            (IRS Employer
     of Incorporation)                 Number)               Identification No.)
          Delaware                    000-32319                 33-0851302

                              1160 Commerce Avenue
                                 Bronx, New York
                    (Address of Principal Executive Offices)

                                      10462
                                   (Zip Code)

       Registrant's Telephone Number, Including Area Code: (718) 536-2248


                 15-15 132nd St., College Point, New York 11356
               ---------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c ) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

      On September 13, 2006, Barbara A. Ras resigned as Chief Financial Officer /Principal Financial and Accounting Officer of the Company.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  September 19, 2006


                                            ALLIANCE DISTRIBUTORS HOLDING INC.


                                            By: /s/ Jay Gelman
                                                --------------------------------
                                            Name: Jay Gelman
                                            Title: Chief Executive Officer